EXECUTION VERSION 7270600.v7 AMENDMENT NO. 7 TO CREDIT AGREEMENT This Amendment No. 7 to Credit Agreement dated to be effective as of September 1, 2026 (the “Amendment”), is entered into by and among Air’Zona Aircraft Services, Inc., an Arizona corporation, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Worldwide Aircraft Services, Inc., a Kansas corporation, Royal Aircraft Services, LLC, a Maryland limited liability company, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), Air T, Inc., a Delaware corporation (“Air T”), in its separate capacities as “Loan Party Agent” and “Guarantor” (as defined in the Original Agreement, hereinafter defined), and Alerus Financial, National Association (the “Lender”). RECITALS: A. The Borrowers, the Loan Party Agent and the Lender are parties to that certain Credit Agreement dated as of August 29, 2024, as amended by that certain Amendment No. 1 to Credit Agreement and Other Loan Documents dated as of January 21, 2025, by that certain Amendment No. 2 to Credit Agreement and Consent dated as of February 21, 2025, by that certain Amendment No. 3 to Credit Agreement dated as of March 31, 2025, by that certain Amendment No. 4 to Credit Agreement and Consent dated as of May 15, 2025, by that certain Amendment No. 5 to Credit Agreement dated as of September 3, 2025, and by that certain Amendment No. 6 to Credit Agreement dated as of June 15, 2026 (as so amended, the “Original Agreement”), pursuant to which Lender has agreed to extend credit to the Borrowers under the terms and conditions set forth therein. B. The Borrowers have requested that the Lender amend certain provisions of the Original Agreement. C. Subject to the terms and conditions of this Amendment, the Lender will agree to the foregoing requests of the Borrowers. NOW, THEREFORE, the parties agree as follows: 1. Defined Terms. All capitalized terms used in this Amendment shall, except where the context otherwise requires, have the meanings set forth in the Original Agreement as amended hereby. 2. Termination of Overline Commitment. On the Effective Date of this Amendment, the Overline Commitment defined in the Original Agreement shall terminate and the Lender shall have no further commitment to make Overline Loans to the Borrowers. 3. Amendments. (a) The definition of the terms “Borrowing Base”, “Leverage Ratio”, Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5 TEMP DocuSign Documents

2 “Loans”, “Loan Documents” “Maturity Date”, “Notes”, “Revolving Credit Commitment”, “Revolving Credit Termination Date” and “Total Usage” appearing in Section 1.01 of the Original Agreement are hereby amended in their respective entireties to read as follows: “ ‘Borrowing Base’ means, at any date of determination, the sum of: (a) 85% of Eligible Investment Grade Accounts; plus (b) 80% of Eligible Accounts (other than Eligible Investment Grade Accounts); plus (c) 50% of Eligible Inventory; plus (d) 40% of Eligible WIP Inventory, provided, however, that the portion of the Borrowing Base attributable to the aggregate amount of Eligible Inventory and Eligible WIP Inventory shall be limited to not more than 75% of the total Borrowing Base. The amount of the Borrowing Base shall be determined periodically by the Lender from the most recent Borrowing Base Certificate and supporting reports delivered to the Lender. ‘Leverage Ratio’ means, as of any Measurement Date, the ratio of (a) Senior Debt as of such date to (b) Combined EBITDA for the period of four (4) consecutive fiscal quarters ending on such Measurement Date. ‘Loan(s)” means the Accordion Loans, the Consolidated Term Loan, the Revolving Credit Loans, and each other loan made by the Lender to any or all of the Borrowers. “Loan Documents” means, collectively, this Agreement, the Security Agreement, the Guaranty, the L/C Applications, the Accordion Note, the Revolving Credit Note, the Consolidated Term Note, the Pledge Agreement and all other agreements, documents, certificates and instruments executed and delivered to the Lender by any Loan Party in connection therewith. ‘Maturity Date’ means, the earlier of: (a) the date on which the Loans become due and payable under Section 8.02 upon the occurrence of an Event of Default; or (b) (i) the Revolving Credit Termination Date for the Revolving Credit Loans; (ii) the applicable Accordion Termination Date for Accordion Loans, (iii) August 27, 2031 for the Consolidated Term Loan. ‘Note(s)’ means, individually or collectively, as the context requires, the Accordion Note, the Consolidated Term Note and the Revolving Credit Note. ‘Revolving Credit Commitment’ shall mean the obligation of the Lender to make Revolving Credit Loans to the Borrowers and to issue Letters of Credit for the account of the Borrowers, in an aggregate principal amount not to exceed $25,000,000, as the same may be changed from time to time pursuant to the terms hereof. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

3 ‘Revolving Credit Termination Date’ means the earliest to occur of (a) August 27, 2029, and (b) the termination of the Revolving Credit Commitment pursuant to Section 8.02 or Section 2.04. ‘Total Usage” means, at any date of determination, the sum of: (a) the aggregate outstanding principal balance of the Revolving Credit Loans; plus (b) the Letter of Credit Obligations. (b) Section 1.01 of the Original Agreement is hereby further amended by deleting the definitions of “Overline Commitment”, “Overline Commitment Period”, “Overline Loans”, “Overline Note” and “Overline Termination Date” and by inserting the definitions of the following terms “Accordion Commitment”, “Accordion Commitment Commencement Date”, “Accordion Commitment Period”, “Accordion Loans”, “Accordion Option”, “Accordion Option Exercise Certificate”, “Accordion Note”, “Accordion Termination Date”, “Applicable Margin”, “Consolidated Term Loan”, “Consolidated Term Note”, “Eligible Investment Grade Accounts”, “GGS Federal Assignment of Claims Agreement”, “Investment Grade Rating”, “Seventh Amendment”, “Seventh Amendment Effective Date” and “Unused Commitment Fee” in the appropriate alphabetical order: “ ‘Accordion Commitment’ means the obligation of the Lender to make Accordion Loans to the Borrowers during an Accordion Commitment Period in the amount specified by the Loan Party Agent in an Accordion Option Exercise Certificate, which amount shall not exceed an aggregate principal amount of $3,500,000. ‘Accordion Commitment Commencement Date’ means the date specified in an Accordion Option Exercise Certificate. ‘Accordion Commitment Period’ means the period commencing on the Accordion Commitment Commencement Date specified in an Accordion Option Exercise Certificate and ending on the date that is the earlier of (a) 120 days after such Accordion Commitment Commencement Date; or (b) August 27, 2029. ‘Accordion Loans’ means any revolving credit loan made by the Lender pursuant to Section 2.02A(a) of this Agreement. ‘Accordion Note’ means a promissory note of the Borrowers payable to the Lender, in the form provided by the Lender, evidencing the aggregate indebtedness of the Borrowers to the Lender resulting from Accordion Loans, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

4 ‘Accordion Option’ shall have the meaning given in Section 2.02A(a) of this Agreement. ‘Accordion Option Exercise Certificate’ shall have the meaning given in Section 2.02A(a)(i) of this Agreement. ‘Accordion Termination Date’ means the earliest to occur of (a) the termination of the Accordion Commitment pursuant to Section 8.02 or Section 2.04A, or (b) with respect to (i) the Initial Accordion Commitment Period, December 25, 2026, or (ii) any subsequent Accordion Commitment Period, the date that is 120 days after the respective Accordion Commitment Commencement Date. ‘Applicable Margin’ means, at any date of determination, the percentage indicated below in accordance with the Leverage Ratio at such date: Leverage Ratio Applicable Margin Less than 1.50:1.00 2.25% Greater than or equal to 1.50 to 1.00 but less than 2.50:1.00 2.50% Greater than or equal to 2.50 to 1.00 2.75% The Applicable Margin on the Seventh Amendment Effective Date is 2.50% per annum. The Applicable Margin shall continue at 2.50% until changed in accordance with the terms of this definition. The Leverage Ratio (and the Applicable Margin) will be determined as of each Measurement Date, commencing with the December 31, 2026 Measurement Date, as calculated from the financial statements and Compliance Certificate delivered to the Lender pursuant to Section 6.01 and Section 6.02, respectively. Any increase or decrease in: (a) the Applicable Margin shall apply to the Consolidated Term Loan and all then existing or thereafter arising Revolving Credit Loans and Accordion Loans; and (b) the Applicable Margin shall become effective as of the first day of the first month following the date on which the Lender receives the financial statements and Compliance Certificate pursuant to Section 6.01 and Section 6.02, respectively, showing that the Leverage Ratio for the Measurement Period coinciding with such Measurement Date required a change in the Applicable Margin, and shall continue to be effective until subsequently changed in accordance with this definition; provided, that, if the financial statements required by Section 6.01 and Compliance Certificate required by Section 6.02, are not delivered by not later than ten (10) days after the dates set forth therein, then the Leverage Ratio will be deemed to be greater than 2.50 to 1.00. ‘Consolidated Term Loan’ means the Loan described in Section 2.01(b). Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

5 ‘Consolidated Term Note’ means a promissory note of the Borrowers payable to the Lender, in the form provided by the Lender, evidencing the Consolidated Term Loan, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents. ‘Eligible Investment Grade Accounts’ means, at any time, any Eligible Accounts in respect of which the account debtor has an Investment Grade Rating. ‘Investment Grade Rating’ means a credit rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB- (or the equivalent) by S&P or BBB- (or the equivalent) by Fitch; provided, that, if only one of the three rating agencies enumerated above provides such a credit rating of a specific account debtor, such account debtor’s accounts will be deemed Eligible Investment Grade. ‘GGS Federal Assignment of Claims Agreement’ means a Federal Assignment of Claims Agreement, substantially in the form of Exhibit E to this Agreement, appropriately completed and duly executed by GGS in favor of the Lender. ‘Seventh Amendment’ means that certain Amendment No. 7 to Credit Agreement dated to be effective as of September 1, 2026, by and among the Loan Parties, the Loan Party Agent and the Lender, amending this Agreement. ‘Seventh Amendment Effective Date’ means the ‘Effective Date’ of the Seventh Amendment, as such term is defined therein. ‘Unused Commitment Fee’ has the meaning set forth in Section 2.10 of this Agreement. (c) Sections 2.01(a) and 2.01(b) of the Original Agreement are hereby amended in their respective entireties to read as follows: “ (a) On the Closing Date of this Agreement the Lender made a loan (‘Term Loan A’) to the Borrowers, evidenced by Term Note A. On the Fourth Amendment Effective Date, the Lender made a term loan (‘Term Loan C’) to the Borrowers, evidenced by Term Note C. During the period that commenced on the Sixth Amendment Effective Date and ended on the Seventh Amendment Effective Date, the Lender made overline loans (“Overline Loans’) to the Borrowers, evidenced by the Overline Note. (b) On the Seventh Amendment Effective Date, the Lender made a loan in the principal amount of $11,460,000.00 (the ‘Consolidated Term Loan’) to consolidate the existing outstanding principal balances of Term Loan A, Term Loan C and the Overline Loans. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

6 (d) Section 2.02A of the Original Agreement is hereby amended in its entirety to read as follows: “ Section 2.02A Accordion Option. At the option of the Borrowers, the Lender agrees to make Loans on a revolving basis (‘Accordion Loans’) of up to a principal amount of $3,500,000 (the ‘Accordion Option’) to the Borrowers for a single 120-day period one time per each fiscal year of Air T, subject to the following conditions. (a) The Borrowers’ right to exercise each Accordion Option shall be subject to the following conditions: (i) the Loan Party Agent shall submit a certificate (an ‘Accordion Option Exercise Certificate’) in the form of Exhibit C to this Agreement, to the Lender by not later than: (a) in the case of an Accordion Commitment Period ending prior to Air T’s fiscal year ending March 31, 2027, five Business Days prior to the Accordion Commitment Commencement Date specified in such Accordion Option Exercise Certificate, or (b) in all of Air T’s subsequent fiscal years, July 1 of the year in which the Accordion Option is to be exercised; (ii) the Borrowers shall execute and deliver to Lender an Accordion Note, in the form of Exhibit D to this Agreement; (iii) the Borrowers shall pay Lender, in immediately available funds, a non-refundable origination fee in an amount equal to 0.50% of the requested principal amount of Accordion Loans set forth in such Accordion Option Exercise Certificate; (iv) no Default or Event of Default shall have occurred and remain outstanding; (v) the Borrowers shall provide evidence, acceptable to the Lender in its commercially reasonable discretion, that the Borrowers will comply on a pro forma basis with the financial covenants set forth in Section 7.12; and (vi) all of the representations and warranties in Article V hereof and in the other Loan Documents shall be true and correct as if originally made on the date of Accordion Option Exercise Certificate. (b) During each Accordion Commitment Period the Borrowers may use the Accordion Commitment by borrowing, prepaying Accordion Loans in whole or in part, and re-borrowing, all in accordance with the terms and conditions hereof. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

7 (c) There shall not be more than one Accordion Commitment Period in any of Air T’s fiscal years. (d) The Borrowers shall jointly and severally repay all outstanding Accordion Loans on the applicable Accordion Termination Date.” (e) Section 2.03A of the Original Agreement is hereby amended in its entirety to read as follows: “Section 2.03A Procedure for Accordion Borrowing. The Loan Party Agent shall submit a Borrowing Notice for each Accordion Loan. Each such Borrowing Notice shall be effective upon receipt by the Lender, shall be irrevocable, and shall specify the Borrowing Date and amount of borrowing requested. At the request of the Lender, a telephonic request must be confirmed in writing by the Loan Party Agent within three (3) Business Days after such request. Notwithstanding the foregoing, the Borrowers may authorize the Lender, pursuant to the Sweep Agreement to make Accordion Loans during each Accordion Commitment Period whenever (a) the balance of the Borrowers’ deposit account specified in the Sweep Agreement falls below the target balance set forth therein and (b) the aggregate outstanding principal balance of Revolving Credit Loans is equal to the Available Revolving Credit Commitment. So long as all conditions precedent set forth in ARTICLE IV with respect to such borrowing have been satisfied, the Lender shall provide immediately available funds to the Borrowers on the requested Borrowing Date by depositing such funds into a depository account maintained by one or more Borrowers with the Lender in an amount equal to the lesser of (x) the requested borrowing amount and (y) the Accordion Commitment. Each borrowing shall be on a Business Day. (f) Article II of the Original Agreement is hereby amended by inserting a new Section 2.04A immediately after Section 2.04 to read as follows: “ Section 2.04A Termination or Reduction of Accordion Commitment. Upon not less than one Business Day’s notice to the Lender, the Borrowers shall have the right to terminate an Accordion Commitment or, from time to time, to reduce the aggregate amount of such Accordion Commitment. Any such partial reduction shall be in an amount equal to $100,000, or a whole multiple thereof, and shall reduce permanently the Accordion Commitment then in effect. For purposes of clarification, any such notice shall only apply to the Accordion Commitment of the Accordion Commitment Period in which such notice is given and shall not apply to any future Accordion Commitment Period.” Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

8 (g) Section 2.05 of the Original Agreement is hereby amended in its entirety to read as follows: “ Section 2.05 Repayment of Loans; Evidence of Debt. (a) The Revolving Credit Loans made by the Lender shall be evidenced by the Revolving Credit Note. The Revolving Credit Loans and the Revolving Credit Note shall mature and be payable at the Maturity Date of the Revolving Credit Loans. The Lender shall enter in its records the amount of each of its Revolving Credit Loans, the rate of interest borne on such Revolving Credit Loans, and the payments of the Revolving Credit Loans received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. (b) The Consolidated Term Loan shall be evidenced by the Consolidated Term Note in the amount of Consolidated Term Loan when made. The Consolidated Term Loan shall mature and be payable in accordance with the provisions of the Consolidated Term Note. The Lender shall enter in its records the amount of the Consolidated Term Loan, the rate of interest borne on the Consolidated Term Loan and the payments of the Consolidated Term Loan received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. (c) The Accordion Loans shall be evidenced by the Accordion Note. The Accordion Loans and the Accordion Note shall mature and be payable at the Maturity Date of the Accordion Loans. The Lender shall enter in its records the amount of each of its Accordion Loans, the rate of interest borne on such Accordion Loans, and the payments of the Accordion Loans received by the Lender, and such records shall be conclusive evidence of the subject matter thereof, absent manifest error. (d) The Borrowers hereby jointly, severally and unconditionally promise to pay to the Lender in full in cash, to the extent not previously paid, the then-unpaid principal amount of each Loan on the applicable Maturity Date. (e) The Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrowers to the Lender resulting from each Loan, including the amounts of principal and interest payable and paid to the Lender from time to time under this Agreement.” (h) Section 2.07(a) of the Original Agreement is hereby amended in its entirety to read as follows: Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

9 “ (a) If at any time, (i) the outstanding principal amount of Accordion Loans exceeds the Accordion Commitment, then the Borrowers shall immediately prepay the amount of such excess together with interest on the amount prepaid; and (ii) the Total Usage exceeds the lesser of (A) the Revolving Credit Commitment or (B) the Borrowing Base, then the Borrowers shall immediately prepay the amount of such excess together with interest on the amount prepaid; any such prepayment shall be applied first to prepay the Revolving Credit Loans and then to cash collateralize the Letter of Credit Obligations on terms acceptable to the Lender.” (i) Section 2.10 of the Original Agreement is hereby amended in its entirety to read as follows: “ Section 2.10 Unused Commitment Fee. The Borrowers shall jointly and severally pay to the Lender a fee (the ‘Unused Commitment Fee’) in an amount determined by applying a rate of one-quarter of one percent (0.25%) per annum to the average daily excess of the Revolving Credit Commitment over the Total Usage. The Unused Commitment Fee shall be payable quarterly in arrears on each September 30, December 31, March 31 and June 30, commencing September 30, 2026 for the period commencing September 1, 2026 and ending on September 30, 2026. (j) Section 7.12(b) of the Original Agreement is hereby amended in its entirety to read as follows: “ (b) Permit the Leverage Ratio to be greater than 3.00 to 1.00 at any Measurement Date.” (k) Sections 8.02(a) and 8.02(b) of the Original Agreement are amended by replacing each reference in such Sections to the term “Overline Commitment” with a reference to the term “Accordion Commitment”. (l) The form of Borrowing Base Certificate attached as Exhibit B to the Original Agreement is hereby amended in its entirety to conform with the form of Borrowing Base Certificate (Amended 8/2026) attached as Exhibit B to this Amendment. (m) The Original Agreement is further amended by inserting (i) a new Exhibit C [Form of Accordion Option Exercise Certificate] in the form attached as Exhibit C to this Amendment (ii) a new Exhibit D [Form of Accordion Note] in the form attached as Exhibit D to this Amendment and (iii) a new Exhibit E [Form of GGS Federal Assignment of Claims Agreement] in the form attached as Exhibit E to this Amendment. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

10 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first set forth above (the “Effective Date”) when, and only when, the Lender shall have received: (a) this Amendment, duly executed by a Responsible Officer of each Loan Party; (b) an Amended and Restated Revolving Credit Note (the “A&R Revolving Credit Note”), in the form provided by the Lender, duly executed by a Responsible Officer of each Borrower; (c) an Accordion Note, in the form provided by the Lender, duly executed by a Responsible Officer of each Borrower; (d) a Consolidated Term Note, in the form provided by the Lender, duly executed by a Responsible Officer of each Borrower; (e) a certificate of the secretary of each Borrower in the form provided by the Lender, appropriately completed and duly executed by such Borrower’s secretary; (f) an Acknowledgment and Agreement, in the form provided by the Lender, duly executed by a Responsible Officer of Air T in its capacity as Guarantor; (g) payment in immediately available funds of the fees (“Amendment Fees”) set forth in a separate letter agreement dated as of even date herewith executed by the Lender and the Borrowers; the Lender may agree to pay portions of the Amendment Fee to one or more of its participants; provided, that, the Lender shall not be obligated to make any such payment to any participant until the Amendment Fees are received from the Borrowers; (h) A GGS Federal Assignment of Claims Agreement, duly executed by GGS, with regards to (i) Indefinite Delivery Requirements Contract No. FA8534-22-D-0001, awarded by the United States Department of the Air Force, AFLCMC/WNKAC, Robins Air Force Base, Georgia, effective October 22, 2021, and (ii) Delivery Order No. FA8534- 26-F-0046, issued by the United States Department of the Air Force, AFLCMC/ROKC, Robins Air Force Base, Georgia, dated May 27, 2026, in the amount of $7,335,239.00; (i) updated UCC searches from the filing offices in all states required by the Lender which reflect that no Person holds a Lien in any Borrower's assets other than Liens permitted by the Lender; and (j) such other documents, instruments and certificates as the Lender may reasonably request. 5. Representations and Warranties. To induce the Lender to enter into this Amendment, the Loan Parties jointly and severally represent and warrant to the Lender as follows: Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

11 (a) The execution, delivery and performance by the Borrowers, the Loan Party Agent and the Guarantor of this Amendment and each other Loan Document have been duly authorized by all necessary corporate, or as the case may be, limited liability company, action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any shareholder), do not and will not conflict with, result in any violation of or constitute any default under, any provision of any such Person’s formation or governance documents, any agreement binding on or applicable to any such Person or any such Person’s property, or any law or governmental regulation or court decree or order, binding upon or applicable to any such Person or of any such Person’s property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to any such Person or any such Person’s property; (b) The representations and warranties contained in the Original Agreement are true and correct as of the date hereof as though made on that date except: (i) to the extent that such representations and warranties relate solely to an earlier date; and (ii) that the representations and warranties set forth in Section 5.04 of the Original Agreement to the audited annual financial statements and internally-prepared interim financial statements of Loan Parties shall be deemed to be a reference to the annual financial statements and interim financial statements, as the case may be, most recently delivered to the Lender pursuant to Section 6.01(a), 6.01(b) or 6.01(c) of the Original Agreement; (c) No events have taken place and no circumstances exist at the date hereof which would give any Loan Party the right to assert a defense, offset or counterclaim to any claim by the Lender for payment of the Obligations; (d) The Original Agreement, as amended by this Amendment, and each other Loan Document to which any Loan Party is a party are the legal, valid and binding obligations of such Loan Party and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies; and (e) Before and after giving effect to this Amendment, there does not exist any Default or Event of Default. 6. Release. The Borrowers, the Loan Party Agent and the Guarantor jointly and severally release and forever discharge the Lender and its successors, assigns, directors, officers, agents, employees and participants from any and all actions, causes of action, suits, proceedings, debts, sums of money, covenants, contracts, controversies, claims and demands, at law or in equity, which any of the Borrowers, the Loan Party Agent or the Guarantor ever had or now has against the Lender or its successors, assigns, directors, officers, agents, employees or participants by virtue of the Lender’s relationship to the Loan Parties in connection with the Loan Documents and the transactions related thereto Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

12 7. Reference to and Effect on the Loan Documents. (a) From and after the date of this Amendment, each reference in: (i) the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Original Agreement, and each reference to the “Credit Agreement”, the “Loan Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Original Agreement in any other Loan Document shall mean and be a reference to the Original Agreement as amended hereby; and (ii) any Loan Document to “the Revolving Credit Note,” “thereunder,” “thereof,” “therein” or words of like import referring to the Revolving Credit Note shall include a reference to the A&R Revolving Credit Note executed and delivered by the Borrowers pursuant to this Amendment. (b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Original Agreement or any other Loan Document, nor constitute a waiver of any provision of the Agreement or any such other Loan Document. 8. Costs, Expenses and Taxes. The Borrowers jointly and severally agree to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other documents to be delivered hereunder or thereunder, including their reasonable attorneys’ fees and legal expenses. In addition, the Borrowers shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to save the Lender harmless from and against any and all liabilities with respect to, or resulting from, any delay in the Borrowers’ paying or omission to pay, such taxes or fees. 9. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. 10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 11. Counterparts. This Amendment may be executed in counterparts and by separate parties in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document. Receipt by telecopy, pdf file or other electronic means of any executed signature page to this Amendment shall constitute effective delivery of such signature page; provided, that each of the undersigned agree to promptly deliver to Lender original Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

13 signed counterparts of this Amendment upon request by Lender. 12. Recitals. The Recitals hereto are incorporated herein by reference and constitute a part of this Amendment. [SIGNATURE PAGES FOLLOW] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

[Signature page to Amendment No. 7 to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first set forth above. Borrowers: Air’Zona Aircraft Services, Inc., an Arizona corporation By: Name: Mark Jundt Title: Secretary CSA Air, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Global Ground Support, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard Solutions, LLC, an Arizona limited liability company By: _____ Name: Mark Jundt Title: Secretary Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

[Signature page to Amendment No. 7 to Credit Agreement] Mountain Air Cargo, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Royal Aircraft Services, LLC, a Maryland limited liability company By: Name: Mark Jundt Title: Secretary Worldwide Aircraft Services, Inc., a Kansas corporation By: Name: Mark Jundt Title: Secretary Worthington Aviation, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Air T, Inc., a Delaware corporation, as Loan Party Agent and Guarantor By: Name: Mark Jundt Title: Secretary Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

[Signature page to Amendment No. 7 to Credit Agreement] Lender: ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association By Name: Briel Grube Title: Senior Vice President Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

EXECUTION VERSION EXHIBIT B TO AMENDMENT NO. 7 TO CREDIT AGREEMENT FORM OF BORROWING BASE CERTIFICATE (Amended 8/2026) Alerus Financial National Association 1016 Civic Center DR NW, Suite 300 Rochester, MN 55901 Attention: Briel Grube, Senior Vice President Date: Report No. The undersigned is the Loan Party Agent under that certain Credit Agreement, dated as of August 29, 2024 (as amended to date and as the same may be further amended, modified or supplemented from time to time, herein called the “Agreement;” capitalized terms not otherwise defined herein being used as therein defined) by and among Air’Zona Aircraft Services, Inc., an Arizona corporation, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Worldwide Aircraft Services, Inc., a Kansas corporation, Royal Aircraft Services, LLC, a Maryland limited liability company, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), the undersigned, in its capacity as Loan Party Agent, and Alerus Financial, National Association (the “Lender”). The Loan Party Agent hereby reaffirms, on behalf of the Borrowers, all representations and warranties to the Credit Agreement and certifies and warrants that the Borrowers hold, subject to the security interest of the Lender under the Agreement, and the other Loan Documents, the following Collateral computed as of ______ __, 202_. A. ACCOUNTS RECEIVABLE 1. Accounts Receivable Balance as of period ending above $__________ 2. Less: Ineligible Accounts a. Receivables over 90 days past invoice date $___________ b. 10% redline rule $ c. Insolvent $ d. Foreign $ e. Affiliated $ f. Contras $ Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

g. U.S. Government[1]	$___________	
h. Bonded	$___________	
i. State, county, municipality	$___________	
j. Customer deposits	$_____________	
k. Excess of concentration limit for account debtor	$_____________	
l. Other miscellaneous	$____________	
3. TOTAL Ineligibles		($__________)
4. Total Eligible Accounts (Line A.1 – Line A.3)	$___________	
5. Eligible Accounts that are Investment Grade Accounts	$___________	
6. Eligible Investment Grade Accounts Loan Value at 85% of Line A.5	$___________	
7. Eligible Accounts that are not Investment Grade Accounts (Line A.4 – Line A.5)	$___________	
8. Eligible Accounts that are not Investment Grade Accounts Loan Value at 80% of Line A.7.	$___________	
9. Loan Value of all Eligible Accounts (Line A.6 + Line A.8)		$___________

B. INVENTORY Report dated _______________________(see attached)

1. Raw Materials and Finished Goods Inventory		$___________
2. Less:		
a. Discontinued	$_______________	
b. Stored at a location w/out landlord/bailee/warehouseman's waiver	$_______________	
c. Consigned to a Loan Party		
d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements	$_______________	
3. Total Ineligibles		$___________
4. Total Eligible Raw Materials		

[1] Other than U.S. Government Accounts covered by an appropriately completed and duly executed Federal Assignment of Claims Agreement, which U.S. Government Accounts shall not be excluded.

Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

and Finished Goods Inventory (Line B.1-Line B.3)		$____________
5. Eligible Raw Materials and Finished Goods Inventory Loan Value @ 50% of Line B.4		$____________
6. GGS Titled Vehicles Inventory		$____________
7. Less:		
a. Discontinued	$______________	
b. Stored at a location w/out appropriate landlord/bailee/warehouseman's waiver	$______________	
c. Consigned to a Loan Party		
d. Inventory consigned by a Loan Party that does not comply with all Consigned Inventory Requirements	$______________	
8. Total Ineligible GGS Titled Vehicles Inventory		$____________
9. Total Eligible GGS Titled Vehicles Inventory (Line B.6-Line B.8)		$____________
10. Eligible GGS Titled Vehicles Inventory Loan Value @ 40% of Line B.9		$____________
11. Eligible Inventory Loan Value (Line B5 + B.10)[2]		
C. Borrowing Base:		
1. (Line A.9 + Line B.11)		$____________

[2] Limited to not more than 75% of Total Borrowing Base

D. Revolving Credit Availability/Amount to be Repaid: 1. Total Usage (Outstanding principal balance of Revolving Loans + Letter of Credit Obligations) $_______________ 2. Revolving Credit Commitment $25,000,000 3. Borrowing Base (Line C.1.) 4A. Revolving Credit Availability (Amount by which the lesser of [Line D.2 and Line D.3] exceeds Line D.1) $_______________ OR 4B. Amount to be repaid and Letters of Credit to be cash collateralized (Amount by which Line D.1 exceeds the lesser of [Line D.2 and Line D.3]) The undersigned further certifies and warrants that (a) no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of the Loan Party Agent executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the computation date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate and all of the information provided on: (a) the Inventory report attached as Schedule A to this Borrowing Base Certificate (b) the Accounts Receivable aging attached as Schedule B to this Borrowing Base Certificate, and (c) the Accounts Payable aging attached as Schedule C to this Borrowing Base Certificate is true and correct as of the date hereof. [signature page follows] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

The Loan Party Agent further certifies and warrants, on behalf of itself and the Borrowers, that no Event of Default is existing as of the date hereof and, to the best knowledge and belief of the officer of the Loan Party Agent executing this Borrowing Base Certificate, there has not been (except as may otherwise indicated below) any change to the information set forth above since the date specified above which would materially reduce the amounts shown if such amounts were computed as of the date of this Borrowing Base Certificate. AIR T, INC., as Loan Party Agent By Title: Date: Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

SCHEDULE A TO BORROWING BASE CERTIFICATE INVENTORY REPORT [see attached] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

SCHEDULE B TO BORROWING BASE CERTIFICATE ACCOUNTS RECEIVABLE AGING [SEE ATTACHED] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

SCHEDULE C TO BORROWING BASE CERTIFICATE ACCOUNTS PAYABLE AGING [SEE ATTACHED] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

EXHIBIT C TO AMENDMENT NO. 7 TO CREDIT AGREEMENT Form of Accordion Option Exercise Certificate [see attached] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

Accordion Option Exercise Certificate Alerus Financial National Association 1016 Civic Center DR NW, Suite 300 Rochester, MN 55901 Attention: Briel Grube, Senior Vice President Date: Reference is made to that certain Credit Agreement, dated as of August 29, 2024 (as amended to date and as the same may be further amended, modified or supplemented from time to time, herein called the “Agreement;” capitalized terms not otherwise defined herein being used as therein defined) by and among Air’Zona Aircraft Services, Inc., an Arizona corporation, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Worldwide Aircraft Services, Inc., a Kansas corporation, Royal Aircraft Services, LLC, a Maryland limited liability company, and Worthington Aviation, LLC, a North Carolina limited liability company (such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), Air T, Inc., a Delaware corporation, in its capacity as Loan Party Agent, and Alerus Financial, National Association (the “Lender”). The Loan Party Agent, on behalf of itself and the Borrowers, hereby gives formal notice to the Lender of the exercise of the Accordion Option set forth in Section 2.02A of the Credit Agreement in the amount of up to $___________ for the period of time commencing on _________ __, 202_ and ending on ___________ __, 202_. The Loan Party Agent, on behalf of itself and the Borrowers, hereby certifies to the Lender as follows: (a) No Default or Event of Default under the Credit Agreement or under any of the other Loan Documents has occurred and is continuing or would occur as a consequence of drawing on the Accordion Commitment; (b) The representations and warranties set forth in Article V of the Credit Agreement are hereby reaffirmed and restated as of the date hereof; and (c) As shown on Schedule 1 to this Certificate, on a pro forma basis, assuming that the Accordion Commitment is fully-drawn, the Borrowers will be in compliance with the financial covenants set forth in Section 7.12 of the Credit Agreement as of the next Measurement Date; (d) There has been no material adverse change in the condition, financial or otherwise, of the Loan Parties from that shown on the most recent financial statements required to be delivered to Lender pursuant to the terms of the Credit Agreement. [signature pages follow] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

Air T, Inc., a Delaware corporation, as Loan Party Agent By: Name: Title: [Signature Page to Accordion Option Exercise Certificate] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

Schedule 1 to Accordion Option Exercise Certificate Pro Forma Financial Covenant Calculations [see attached] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

EXHIBIT D TO AMENDMENT NO. 7 TO CREDIT AGREEMENT Form of Accordion Note [see attached] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

ACCORDION NOTE U.S. [$_________________] Dated as of __________ __, 202_ FOR VALUE RECEIVED, on the Accordion Termination Date (as defined in the Credit Agreement hereinafter defined) the undersigned, AIR’ZONA AIRCRAFT SERVICES, INC., an Arizona corporation, CSA AIR, INC., a North Carolina corporation, GLOBAL GROUND SUPPORT, LLC, a North Carolina limited liability company, JET YARD, LLC, an Arizona limited liability company, JET YARD SOLUTIONS, LLC, an Arizona limited liability company, MOUNTAIN AIR CARGO, INC., a North Carolina corporation, ROYAL AIRCRAFT SERVICES, LLC, a Maryland limited liability company, WORLDWIDE AIRCRAFT SERVICES, INC., a Kansas corporation, and WORTHINGTON AVIATION, LLC, a North Carolina limited liability company, such entities being sometimes collectively referred to herein as the “Borrowers” and individually as a “Borrower”), jointly and severally promise to pay to the order of ALERUS FINANCIAL, NATIONAL ASSOCIATION, a national banking association (the “Lender”), the principal sum of [_________________________________________and __ /100THS DOLLARS (U.S. [$_________________]) or, if less, the aggregate unpaid principal amount of all Accordion Loans (as defined in the Credit Agreement hereinafter defined) made by the Lender to the Borrowers pursuant to the Credit Agreement. 1. Interest. The Borrowers jointly and severally promise to pay interest (computed on the basis of the number of days elapsed in a year of 360 days) on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full at a fluctuating annual rate of interest equal to the greater of (a) 5.00%, and (b) the sum of (i) the Applicable Margin (as defined in the Credit Agreement) , plus (ii) the Index (hereinafter defined), as in effect on the date hereof and as the same may adjust from time to time. Interest accrued during each calendar month shall be due and payable on the fifteenth day of the following calendar month, with the first such interest payment due on ____________ 15, 202_. Interest shall also be payable at maturity and interest accrued after maturity shall be payable on demand. 2. Payments. Both principal and interest are payable in lawful money of the United States of America to the Lender at 1016 Civic Center DR NW, Suite 300, Rochester, MN 55901 (or other location specified by the Lender) in immediately available funds. By its execution of this Note, each Borrower authorizes the Lender to charge from time to time against any of such Borrower’s depository accounts maintained with the Lender any such payments when due and the Lender will use its reasonable efforts to notify the Borrowing Agent of such charges. 3. Variable Interest Rate. The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the CME one-month term SOFR published by CME Group Benchmarks Administration Limited (or a successive administrator designated by the relevant authority) for the date that is one U.S. Government Securities Business Day prior to the Reset Date (the “Index”). The Index is not necessarily the lowest rate charged by Lender on its loans. Lender will tell Borrowing Agent the current index rate upon Borrowing Agent’s request. The interest rate change will not occur more often than each month. For purposes Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

ACCORDION NOTE U.S. [$_________________] Dated as of ________ __, 202_ of this Note, “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. 4. Rate Change Effective Date. Each change in interest rate shall be effective as of each payment date (the “Reset Date”). 5. Regulatory Change; etc. Each Borrower understands that Lender may make loans based on other rates as well. Interest on the unpaid principal balance of this Note will be calculated as described in the “INTEREST CALCULATION METHOD” paragraph. Notwithstanding anything herein to the contrary, if the Lender determines in good faith (which determination shall be conclusive, absent manifest error) that: (A) adequate and fair means do not exist for ascertaining CME one-month term SOFR, (B) CME one-month term SOFR does not accurately reflect the cost to the Lender of the Loan, or (C) a Regulatory Change (as hereinafter defined) shall, in the reasonable determination of the Lender, make it unlawful or commercially unreasonable for the Lender to use CME one-month term SOFR as the index for purposes of determining the Interest Rate, then: (i) CME one-month term SOFR shall be replaced with an alternative or successor rate or index chosen by the Lender in its reasonable discretion; and (ii) the Applicable Margin may also be adjusted by Lender in its reasonable discretion, giving due consideration to market convention for determining rates of interest on comparable loans. “Regulatory Change” shall mean a change in any applicable law, treaty, rule, regulation or guideline, or the interpretation or administration thereof, by the administrator of the relevant benchmark or its regulatory supervisor, any governmental authority, central bank or other fiscal, monetary, or other authority having jurisdiction over Lender or its lending office. Such an amendment to the terms of this Note will become effective and bind Borrowers 10 Business Days after Lender gives written notice to Borrowing Agent without any action or consent of the Borrowers. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be effective the next succeeding Business Day. 6. Interest Calculation Method. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method. 7. Prepayment; Minimum Interest Charge. In any event, even upon full prepayment of this Note, Borrowers understand that Lender is entitled to a minimum interest charge of $10.00. Other than Borrowers’ obligation to pay any minimum interest charge, Borrowers may pay without penalty all or a portion of the amount earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrowers of Borrowers’ Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

ACCORDION NOTE U.S. [$_________________] Dated as of ________ __, 202_ obligation to continue to make payments of accrued unpaid interest. Rather, early payment will reduce the principal balance due. Borrowers agree not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrowers send such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrowers will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Alerus Financial, National Association, 1016 Civic Center DR NW, Suite 300, Rochester, MN 55901. 8. Late Charge. If a payment is 10 days or more late, Borrowers will be charged five percent (5.00%) of the unpaid portion of the regularly scheduled payment. 9. Interest During Default. Upon the occurrence of an Event of Default, including failure to pay upon final maturity, the interest rate on this Note shall be increased by adding an additional five (5.00) percentage point margin to the interest rate otherwise in effect hereunder (such increased rate of interest being, the “Default Rate”). However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law. 10. Credit Agreement. This Note is the Accordion Note referred to in, and is entitled to the benefits of, that certain Credit Agreement dated as of August 29, 2024, as amended to date (the Credit Agreement as so amended and as it may be further modified, supplemented or restated from time to time being the “Credit Agreement”; capitalized terms not otherwise defined herein being used herein as therein defined), between the Borrowers and the Lender. The Credit Agreement, among other things, (i) provides for the making of Accordion Loans (as defined in the Credit Agreement) by the Lender to the Borrowers from time to time in an aggregate amount not to exceed at any time outstanding the dollar amount first above mentioned, the indebtedness of the Borrowers resulting from each such Accordion Loan being evidenced by this Note; (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events prior to the maturity hereof upon the terms and conditions therein specified; and (iii) contains provisions for the mandatory prepayment hereof upon certain conditions. 11. Security Agreement. This Note is secured by, among other things, that certain Security Agreement, dated as of August 29, 2024, executed by the Borrowers in favor of the Lender and certain other Loan Documents. 12. Waiver of Presentment and Demand for Payment; Etc. Each Borrower and any endorsers or guarantors hereof severally waive presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest and non-payment, bringing of suit and diligence in taking any action to collect any sums owing hereunder or in proceeding against any of the rights and properties securing payment hereunder, and expressly agree that this Note, or any Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

ACCORDION NOTE U.S. [$_________________] Dated as of ________ __, 202_ payment hereunder, may be extended from time to time, and consent to the acceptance of further security or the release of any security for this Note, all without in any way affecting the liability of any Borrower and any endorsers or guarantors hereof. No extension of time for the payment of this Note, or any installment thereof, made by agreement by Lender with any person now or hereafter liable for the payment of this Note, shall affect the original liability under this Note of the undersigned, even if the undersigned is not a party to such agreement. 13. Event of Default. Any Event of Default (as defined in the Credit Agreement) shall constitute an Event of Default under this Note. Upon the occurrence of an Event of Default, in addition to any other rights or remedies Lender may have at law or in equity or under the Credit Agreement or under any other Loan Document, Lender may, at its option, without notice to Borrower, declare immediately due and payable the entire unpaid principal sum hereof, together with all accrued and unpaid interest thereon plus any other sums owing at the time of such Event of Default pursuant to this Note, the Security Agreement or any other Loan Document. The failure to exercise the foregoing or any other options shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect of the same event or any other event. The acceptance by the holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time. 14. Successors and Assigns. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns except that no Borrower may assign or transfer its rights hereunder without the prior written consent of Lender, which consent may be withheld in Lender’s sole discretion. 15. Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. 16. Waiver of Right to Jury Trial; Venue. EACH BORROWER WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION RELATING TO OR ARISING FROM THIS NOTE. AT THE OPTION OF LENDER, THIS NOTE MAY BE ENFORCED IN ANY UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA OR THE STATE COURT SITTING IN HENNEPIN OR RAMSEY COUNTY, MINNESOTA. EACH BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT PROPER OR CONVENIENT. IN THE EVENT AN ACTION IS COMMENCED IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

ACCORDION NOTE U.S. [$_________________] Dated as of ________ __, 202_ NOTE, LENDER, AT ITS OPTION, SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVE DESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE. 17. WAIVER OF DEFENSES. OTHER THAN CLAIMS BASED UPON THE FAILURE OF THE LENDER TO ACT IN A COMMERCIALLY REASONABLE MANNER, EACH BORROWER WAIVES EVERY PRESENT AND FUTURE DEFENSE (OTHER THAN THE DEFENSE OF PAYMENT IN FULL), CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH SUCH BORROWER MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY THE LENDER IN ENFORCING THIS NOTE OR ANY OF THE LOAN DOCUMENTS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER GRANTING ANY FINANCIAL ACCOMMODATION TO THE BORROWERS. 18. Severability. The invalidity or unenforceability in particular circumstances of any provision of this Note shall not extend beyond such provision or such circumstances and no other provision of this instrument shall be affected thereby. In connection with the actual or prospective sale by the Lender of any interest or participation in the loan obligation evidenced by this Note, Borrowers hereby authorize the Lender to furnish any information concerning Borrowers or any of their affiliates, however acquired, to any person or entity. 19. Expense Reimbursement. Borrowers jointly and severally agree to pay expenses relating to this Note as set forth in the Credit Agreement. 20. Business Purpose Loan. The Loan is a business loan. Borrowers hereby represent that this loan is for commercial use and not for personal, family or household purposes. The Borrowers agree that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq. 21. Usury. Borrowers and Lender agree that no payment of interest or other consideration made or agreed to be made by Borrowers to Lender pursuant to this Note shall, at any time, be in excess of the maximum rate of interest permissible by law. In the event such payments of interest or other consideration provided for in this Note shall result in an effective rate of interest which, for any period of time, is in excess of the limit of the usury or any other law applicable to the Loan evidenced hereby, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice between or by any party hereto, be applied to the unpaid principal balance and not to the payment of interest; if a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted by Lender to Borrowers, and Borrowers hereby agree to accept such remittance. This provision shall control every other obligation of the Borrowers and Lender relating to this Note. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

ACCORDION NOTE

U.S. [$_________________] **Dated as of ________ __, 202_**

[signature page follows]

IN WITNESS WHEREOF, the Borrowers have jointly and severally caused this Accordion Note to be signed by their duly authorized officers in favor of ALERUS FINANCIAL, NATIONAL ASSOCIATION and to be dated as of the date set forth above. Air’Zona Aircraft Services, Inc., an Arizona corporation By: Name: Mark Jundt Title: Secretary CSA Air, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Global Ground Support, LLC a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Jet Yard Solutions, LLC, an Arizona limited liability company By: Name: Mark Jundt Title: Secretary Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

Mountain Air Cargo, Inc., a North Carolina corporation By: Name: Mark Jundt Title: Secretary Royal Aircraft Services, LLC, a Maryland limited liability company By: Name: Mark Jundt Title: Secretary Worldwide Aircraft Services, Inc., a Kansas corporation By: Name: Mark Jundt Title: Secretary Worthington Aviation, LLC, a North Carolina limited liability company By: Name: Mark Jundt Title: Secretary Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

EXHIBIT E TO AMENDMENT NO. 7 TO CREDIT AGREEMENT [see attached] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

FEDERAL ASSIGNMENT OF CLAIMS AGREEMENT This FEDERAL ASSIGNMENT OF CLAIMS AGREEMENT (this “Agreement”) is entered into as of _________ __, 202_, by and between Global Ground Support, LLC, a North Carolina limited liability company (“Assignor”), and Alerus Financial, National Association (“Lender”). RECITALS A. Assignor is party to that certain Credit Agreement dated as of August 29, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Assignor and the other Borrowers party thereto, Air T, Inc., as Loan Party Agent and Guarantor, and the Lender. B. Assignor is the prime contractor under (i) [describe contract] (the “[_____] Contract”), awarded by the United States [describe department awarding contract], effective [_ __, 202_ , and (ii) Delivery Order No. [___________] (the “Delivery Order” and, together with the [_____] Contract and all task orders, delivery orders, modifications, and supplements issued thereunder, the “Government Contract”), issued by the [describe department awarding contract], dated [_______ __, 202_] , in the amount of $[__________]. C. The Government Contract provides for the manufacture and delivery of [_________________________________] to [__________________], with payment to be made by the [Payor name] (“PAYOR NAME”), [PAYOR ADDRESS]. D. To satisfy one of the conditions required for the accounts receivable arising under the Government Contract to constitute “Eligible Accounts” under the Credit Agreement, Assignor desires to execute and deliver to Lender a pre-executed assignment of claims in the form attached hereto as Exhibit A (the “Assignment”), which Lender shall hold and may deliver to the applicable Federal Governmental Authority only upon the occurrence of an Event of Default under the Credit Agreement. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Delivery and Escrow of Assignment. Concurrently with the execution of this Agreement, Assignor shall execute and deliver to Lender the Assignment, substantially in the form attached hereto as Exhibit A, duly executed by an authorized officer of Assignor. Lender shall hold the Assignment in escrow and shall not deliver the Assignment to the Contracting Officer, PAYOR NAME, or any other Federal Governmental Authority except as expressly permitted by Section 2 of this Agreement. 2. Lender’s Right to Deliver Assignment. Upon the occurrence of an Event of Default under the Credit Agreement, the Lender may, in its sole discretion, deliver an executed Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

3 copy of the Assignment to the Contracting Officer, PAYOR NAME, and/or any other Federal Governmental Authority it deems appropriate, without further consent from or notice to the Assignor. The Lender shall promptly notify the Assignor of any such delivery; provided, however, that failure to provide such notice shall not impair Lender’s rights under this Agreement or the Credit Agreement. 3. Assignor’s Representations and Warranties. Assignor represents and warrants to Lender as of the date hereof and as of each date on which accounts receivable under the Government Contract are included in the Borrowing Base Certificate delivered pursuant to the Credit Agreement, that: (a) the Government Contract is in full force and effect and has not been terminated, suspended, or modified in any manner that would materially impair Assignor’s right to receive payment thereunder; (b) the amounts payable under the Government Contract have not been assigned, pledged, or encumbered to any person or entity other than the Lender; (c) Assignor is not in material default under the Government Contract and has no knowledge of any pending termination, suspension, or offset claim by the Government; (d) no surety bond, performance bond, or payment bond has been posted by Assignor or on Assignor’s behalf in connection with the Government Contract that would render any account arising thereunder ineligible under the Credit Agreement; and (e) Assignor has full authority to execute and deliver this Agreement and the Assignment, and to grant the rights described herein, without violation of any requirement of law, the Government Contract, or any other agreement to which Assignor is a party. 4. Assignor’s Covenants. For so long as any amounts remain outstanding under the Credit Agreement or any accounts receivable arising under the Government Contract are included in the Borrowing Base, Assignor shall: (a) promptly notify Lender in writing of any termination, suspension, modification, or amendment of the Government Contract that would materially impair the Assignor’s right to receive payment thereunder, or any offset, recoupment, or withholding claimed by the Government; (b) not assign, pledge, or otherwise encumber any right to payment under the Government Contract to any person or entity other than Lender; (c) promptly notify Lender if any surety bond, performance bond, or payment bond is posted in connection with the Government Contract; and (d) at Lender’s reasonable request, cooperate with Lender in executing any further instruments or documents necessary to protect or perfect Lender’s rights under this Agreement or the Credit Agreement. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

4 5. Assignment of Claims Act Compliance. The Assignment attached as Exhibit A is intended to comply with the requirements of the Assignment of Claims Act of 1940, as amended. Lender and Assignor acknowledge that, upon delivery of the Assignment to the applicable Federal Governmental Authority, additional steps may be required pursuant to applicable regulations to give the assignment full legal effect as against the applicable Federal Governmental Authority, including filing executed copies with the Contracting Officer, any surety, and the applicable disbursing officer. 6. No Modification of Credit Agreement. Nothing in this Agreement shall be deemed to modify, limit, or supersede any term or provision of the Credit Agreement or any other Loan Document (as defined in the Credit Agreement). In the event of any conflict between this Agreement and the Credit Agreement, the Credit Agreement shall control. 7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks. 8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Electronic or PDF signatures shall be deemed originals. 9. Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings relating thereto. [SIGNATURE PAGE FOLLOWS] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

[Signature Page to Federal Assignment of Claims Agreement] IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. GLOBAL GROUND SUPPORT, LLC By: ___________________________________ Name: ___________________________________ Title: ___________________________________ Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

[Signature Page to Federal Assignment of Claims Agreement] ALERUS FINANCIAL, NATIONAL ASSOCIATION By: ___________________________________ Name: ___________________________________ Title: ___________________________________ Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

EXHIBIT A FORM OF ASSIGNMENT OF CLAIMS This Assignment of Claims (this “Assignment”) is made pursuant to the Assignment of Claims Act of 1940, as amended, by Global Ground Support, LLC, a North Carolina limited liability company (“Contractor”), in favor of Alerus Financial, National Association, having an office at 1016 Civic Center DR NW, Suite 300, Rochester, MN 55901 (“Assignee”). 1. Identification of Contract. Contractor is party to the following United States Government contract: [_____] Contract No.: [______________] Delivery Order No.: [______________] Contracting Agency: [______________] [______________] [______________] Contracting Officer: [______________] Administered by: [______________] [______________] [______________] Payment Office: PAYOR NAME —[______________] [______________] 2. Assignment. Contractor hereby assigns, transfers, and sets over to Assignee all of Contractor’s right, title, and interest in and to all money due or to become due under the Government Contract described above, including all claims for money due or to become due thereunder, to be held by Assignee as security for the Obligations (as defined in the Credit Agreement dated as of August 29, 2024, as amended, by and among Contractor and the other Borrowers party thereto, Air T, Inc., as Loan Party Agent and Guarantor, and Assignee). 3. Delivery Upon Default. This Assignment has been delivered to Assignee pursuant to a Federal Assignment of Claims Agreement dated [________________] between Contractor and Assignee (the “Assignment Agreement”). Assignee is authorized to present this Assignment to the Contracting Officer, PAYOR NAME, DCMA, and/or any other applicable Federal Governmental Authority upon and after the occurrence of an Event of Default (each as defined in the Credit Agreement). 4. Direction to Pay. Upon presentation of this Assignment, Contractor requests and directs the Contracting Officer, PAYOR NAME, and any other disbursing official to make all payments of money due or to become due under the Government Contract directly to Assignee at the following address: Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

Alerus Financial, National Association [ALERUS PAYMENT ADDRESS] ABA Routing No.: [●] Account No.: [●] Reference: Global Ground Support, LLC / Contract [______________] 5. Warranty of Title. Contractor warrants that it has not made and will not make any prior or subsequent assignment of the money due or to become due under the Government Contract to any other party, and that no part of the money due or to become due thereunder has been assigned to any other person or entity. 6. Execution. This Assignment is executed as of [__________ __, 202_] and delivered to Assignee to be held and used as provided in the Assignment Agreement. GLOBAL GROUND SUPPORT, LLC By: ___________________________________ Name: ___________________________________ Title: ___________________________________ State of _______________ County of _______________ Before me, the undersigned authority, personally appeared _______________, known to me to be the _______________ of Global Ground Support, LLC, and acknowledged to me that he/she executed the foregoing Assignment for the purposes therein stated. Notary Public: ___________________________________ My Commission Expires: ___________________________ [NOTARY SEAL] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5